Earnings Per Share	6 Months Ended
Dec. 31, 2015
Earnings Per Share [Abstract]
Earnings Per Share [Text Block]
Note 14 - Earnings Per Share

The Company calculates earnings per share in accordance with ASC 260, Earnings Per Share, which requires a dual presentation of basic and diluted earnings per share. Basic earnings per share are computed using the weighted average number of shares outstanding during the fiscal year. Potentially dilutive common shares consist of convertible bonds (using the if-converted method) and exercisable warrants. The following table sets forth the computation of basic and diluted net income per common share:

	Six Months Ended December 31
	2015	2014	2013
	(unaudited)	(unaudited)	(unaudited)
Numerator:
Net income attributable to ordinary shareholders for computing net income per ordinary share – basic	$124,756	$3,973,144	$3,957,402
Gain on valuation of warrants	7,198,191	-	-
Net income attributable to ordinary shareholders for computing net income per ordinary share – diluted	$7,322,947	$3,973,144	$3,957,402

Denominator:
Weighted average number of shares used in calculating net income per ordinary share – basic	9,233,108	5,921,144	4,560,000
Weighted average number of shares used in calculating net income per ordinary share – diluted	9,233,108	5,921,144	4,560,000

The 6,175,570 warrants were not included in the computation of diluted earnings per share as their effects would have been anti-dilutive since the average share price for the six months ended December 31, 2015 was lower than the warrants exercise price.

Net income per ordinary share – basic	$0.79	$0.67	$0.87

Net income per ordinary share – diluted	$0.79	$0.67	$0.87